UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: Date of Earliest Event Reported:	August 8, 2002 August 5, 2002
BOISE CASCADE CORPORATION (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation or organization)	1-5057 (Commission File Number)	82-0100960 (I.R.S. Employer Identification No.)
1111 West Jefferson Street P.O. Box 50 Boise, Idaho (Address of principal executive offices)	83728-0001 (Zip Code)
208/384-6161 (Registrant's telephone number, including area code)
Item 5.	Other Events.

On August 5, 2002, George J. Harad, Boise's chief executive officer, and Theodore Crumley, Boise's chief financial officer, executed the sworn statements required by SEC Order 4-460. The sworn statements were delivered to the SEC on or about August 8, 2002. Pursuant to the Statement by the Staff of the Securities and Exchange Commission on July 29, 2002, the two Statements Under Oath are attached as Exhibits 99.1 and 99.2.

Item 7.	Financial Statements and Exhibits
(c)	Exhibits.
Exhibit 99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 5, 2002
Exhibit 99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 5, 2002

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
BOISE CASCADE CORPORATION By /s/ Karen E. Gowland
Karen E. Gowland Vice President and Corporate Secretary

Date: August 8, 2002

EXHIBIT INDEX

Number 99.1	Description Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 5, 2002	Page Number
99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 5, 2002